Ariel investments

2024

The Patient Investor | Quarterly Report

June 30, 2024

Ariel Investment Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

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SLOW AND STEADY WINS THE RACE

Ariel Update

We look forward to the opening of our office at 477 Madison Avenue this fall—where all Ariel New Yorkers are excited to finally be together in one location! As we prepare for the move, our global and emerging markets equities teams will work from home in August and September. We believe this short-term arrangement will ensure all reglar and ongoing conversations with portfolio company managements and our clients are uninterrupted. In the meantime, please know we are fully engaged in our relentless effort to grow and protect your money while providing exceptional service along the way.

Ariel Fund Ariel Appreciation Fund

As of June 30, 2024

John W. Rogers, Jr. Chairman and Co-CEO Mellody Hobson Co-CEO and President	Average Annual Total Returns (%)
		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel Fund	-5.64	5.74	-0.81	7.33	7.02	10.53
	Russell 2500 Value Index	-4.31	11.24	2.15	8.01	6.77	10.49
	Russell 2500 Index	-4.27	10.47	-0.29	8.31	7.99	10.34
	S&P 500 Index	4.28	24.56	10.01	15.04	12.86	10.99
	* The inception date for Ariel Fund is 11/06/86.
	Average Annual Total Returns (%)
		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel Appreciation Fund	-6.56	0.68	-0.72	6.28	5.62	9.74
	Russell Midcap Value Index	-3.40	11.98	3.65	8.49	7.60	10.78
	Russell Midcap Index	-3.35	12.88	2.37	9.45	9.04	10.97
	S&P 500 Index	4.28	24.56	10.01	15.04	12.86	10.51
	* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, www.arielinvestments.com.

Dear Fellow Shareholder: 2024 has been a tremendous year for U.S. large cap artificial intelligence-(AI) themed stocks. Meanwhile, the rest of the S&P 500 Index along with their small- and mid-cap brethren have gone unloved. The performance divergence in the most recent quarter was extreme, with the Magnificent Seven1 accounting for all of the S&P 500’s +4.28% gain and non-AI companies collectively falling -1.2%.2 This narrow, momentum driven rally has left our small, small/mid and mid-cap value portfolios struggling to keep pace.

Big Mo

Momentum is a technical indicator measuring the rate at which a stock price rises and falls over time, typically a twelve-month period. It has been the most pronounced factor driving large cap indices for the year ending June 30, 2024, as evidenced by the S&P 500 Momentum Index’s colossal +57.9% return, which was +33.3% higher than the S&P 500 Index’s already rich +24.6% gain.

As we wrote last quarter, Sir Isaac Newton’s First Law of Motion perhaps best defines this phenomenon. As he explained: “An object at rest, stays at rest and an object in motion, stays in motion…unless acted upon by an unbalanced force.”3 If a stock has been trading higher, positive momentum indicates it will stay on its upward course. If a stock is trading lower, negative momentum suggests shares will fall further. In its simplest form, momentum bets recent winners will continue to win and recent losers will continue to lose.

[1] The “Magnificent Seven” are the largest stocks in the S&P 500 Index driving market performance: NVIDIA Corp. (NVDA), Microsoft Corporation (MSFT). Amazon. com, Inc. (AMZN), Meta Platforms Inc. (META), Alphabet Inc. Class A (GOOGL) Alphabet Inc. Class C (GOOG), Apple Inc. (AAPL) and Tesla, Inc. (TSLA).

[2] Sindreu, Jon. “The Second Quarter Split the Market.” The Wall Street Journal, July 1, 2024, p. B9.

[3] Ariel Investments Q1 2024 Portfolio Manager letter

SLOW AND STEADY WINS THE RACE	3

The chart below highlights the trailing twelve-month excess performance of the S&P 500 Momentum and S&P 500 Equal Weight Indices relative to the S&P 500 Index over nearly 35 years.4 Recently, momentum’s stark outperformance has reached a level financial markets have not experienced since the dot-com bubble was sucking in all the air in 2000.

12-Month Excess Performance vs. S&P 500

The tendency to extrapolate the present into the future may also explain the momentum-driven dominance of large cap growth over small cap value as evidenced by the massive return differential depicted below:

Performance (%) as of 6/30/2024				Annualized

	QTD	YTD	1-Year	3-Year	5-Year	10-Year

Large Cap Growth	+8.33	+20.70	+33.48	+11.28	+19.34	+16.33

Small Cap Value	-3.64	-0.85	+10.90	-0.53	+7.07	+6.22

Differential	-11.98	-21.55	-22.59	-11.81	-12.27	-10.10

Note: Reflects the Russell 1000 Growth Index compared to the Russell 2000 Value Index

Meanwhile, money pouring into index funds has created a self-fulling prophecy. Passive strategies must hold positions with the same weighting as the indices they track without regard for price or fundamental analysis. Therefore, when markets rally, index funds are forced to buy popular and expensive issues like the Magnificent Seven, leaving other areas of the market starved for attention. As The Evidence Based Investor blog noted, “as bull markets run, cap-weighted indexes tend to become more concentrated in a handful of sectors and stocks. These same sectors and stocks tend to account for a disproportionate amount of the market’s gains.”5 In a bifurcated market led by a narrow group of names, the most overlooked investment opportunities become even more compelling. Therein lies the silver lining for Actively Patient® investors.

Succession?

In July, small cap value stocks suddenly began to rally while large cap growth and the high-octane technology names—which make up nearly two-thirds of the Russell 1000 Growth Index—stumbled. Although it is early days, some believe, as Reuters reported, that “small caps have benefitted from a rotation out of this year’s biggest winners into unloved areas of the market.” 6 The turnaround is significant—and hopefully not a head fake. “The Russell 2000 Index of smaller stocks beat the S&P 500 over the seven days [ July 9th through July 17th]…by the largest margin [since] 1986...”7 As of July 26, 2024, the Russell 2000 Value Index has outperformed the Russell 1000 Growth Index by 1,550 basis points.

Performance (%) as of 7/26/2024

MTD
Large Cap Growth	-3.11

Small Cap Value	+12.39

Differential	-15.50

Note: Reflects the Russell 1000 Growth Index compared to the Russell 2000 Value Index

Notably, these gains are not based on a significant change in the revenue or earnings profile of small-cap companies. Potential regime changes, which often occur rapidly and unexpectedly, can have immediate impacts on relative performance for concentrated strategies like ours. Our optimism is not rooted in “mean reversion,” although one can hypothesize that such an occurrence is likely to also drive future returns. Instead, our enthusiasm is fueled by several positive indicators.

“In a bifurcated market led by a narrow group of names, the most overlooked investment opportunities become even more compelling. Therein lies the silver lining for Actively Patient® investors.”

The first is economic. Softening June inflation data boosted expectations for an interest rate cut before year end. Small-cap stocks typically benefit from lower borrowing costs and the associated economic growth monetary easing can generate. Second, our portfolios remain cheap and even sell at a discount to their value benchmarks. Third, as the valuation gap between the cheapest and most expensive stocks has widened over the last year, we are flush with new

[4] Source: S&P Dow Jones Indices LLC and/or its affiliate. Date as of June 28, 2024. Returns in U.S. Dollars.

[5] Johnson, Ben. “Is market-cap indexing a form of momentum investing.” TEBI. 24 February 2020.

[6] Krauskopf, Lewis. “Rotation trade takes small caps from dead money to Wall Street darlings.” Reuters, 17, July 2024.

[7] Langley, Karen. “A Stock-Market Rotation of Historic Proportions Is Taking Shape.” The Wall Street Journal, 22 July 2024.

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ideas. We also continue to have high conviction in our current holdings. Lastly, as Barron’s recently noted, any “negative news about adoption of artificial intelligence or disappointing commentary about capital spending by tech companies could spell trouble for Big Tech shares, potentially sending more money into small-caps.”8 And although some of the world’s largest tech giants will likely maintain dominance for years to come, we question the price many are willing to pay for growth expectations stretching far out into the future.

While we are encouraged by our recent portfolio gains, we never want to overemphasize short-term results. Whether or not a sustainable shift is in fact underway, we strongly believe the underlying fundamentals are hard to ignore and value will eventually be realized in good businesses. The disciplined investor who consistently owns differentiated, quality business models with robust balance sheets at sound valuations should deliver superior returns over time.

Portfolio Comings and Goings

During the second quarter, we did not initiate any new positions in Ariel Fund. However, we exited manufacturer of building and construction solutions Simpson Manufacturing Co., Inc. (SSD) and leading global life sciences company, Laboratory Corporation of America Holdings (LH) on valuation.

In Ariel Appreciation Fund, we bought shares in former holding Middleby Corporation (MIDD), which is a leading food equipment manufacturer. Longer term, MIDD’s differentiated brands and focus on innovation should enable the company to benefit from secular demand for more automation and efficiency in the food service industry. We did not exit any positions in Ariel Appreciation Fund during the period.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[8] Vanjani, Karishma. “The Smallest Stocks Have Staged an Epic Rally. Here’s What to Do Next.” Barron’s, 17 July 2024.

SLOW AND STEADY WINS THE RACE	5

Performance Summary	Ariel Fund

As of June 30, 2024

John W. Rogers, Jr.	John P. Miller, CFA®	Kenneth E. Kuhrt, CPA

Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Inception: November 6, 1986

Composition of Equity Holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	38.71	14.60	14.60	13.68

Industrials	20.92	22.40	22.40	11.06

Financials	20.50	19.35	19.35	9.80

Health Care	8.15	7.09	7.09	11.21

Real Estate	3.78	9.43	9.43	2.15

Energy	2.80	5.83	5.83	3.73

Consumer Staples	2.75	2.57	2.57	4.49

Utilities	1.70	4.30	4.30	2.52

Basic Materials	0.00	4.35	4.35	1.58

Technology	0.00	8.74	8.74	37.72

Telecommunications	0.00	1.36	1.36	2.05

Short-Term Investments	0.61	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Fund-Investor Class	-5.64	5.74	-0.81	7.33	7.02	10.53

Ariel Fund-Institutional Class*	-5.55	6.06	-0.50	7.67	7.35	10.65

Russell 2500 Value Index	-4.31	11.24	2.15	8.01	6.77	10.49

Russell 2500 Index	-4.27	10.47	-0.29	8.31	7.99	10.34

S&P 500 Index	4.28	24.56	10.01	15.04	12.86	10.99

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

Investor Class	0.99%

Institutional Class	0.68%

Top Ten Equity Holdings (% of net assets)

1	Adtalem Global Education, Inc.	5.31	6	Paramount Global, Class B	3.64

2	Royal Caribbean Cruises, Ltd.	4.39	7	Affiliated Managers Group, Inc.	3.63

3	Mohawk Industries, Inc.	3.84	8	Madison Square Garden Entertainment Corporation	3.61

4	Jones Lang LaSalle, Inc.	3.78	9	ADT, Inc.	3.56

5	Northern Trust Corporation	3.78	10	Carlyle Group, Inc.	3.34

*  The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

6	SLOW AND STEADY WINS THE RACE

Performance Summary	Ariel Appreciation Fund

As of June 30, 2024

John W.Rogers, Jr.	Timothy Fidler, CFA®

Co-Portfolio Manager	Co-Portfolio Manager

Inception: December 1, 1989

Composition of Equity Holdings (%)
	Ariel Appreciation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	25.46	16.48	14.60	9.80

Consumer Discretionary	25.29	12.64	14.57	13.68

Industrials	20.74	23.05	22.30	11.06

Health Care	11.29	6.17	8.58	11.21

Energy	5.89	5.91	5.50	3.73

Consumer Staples	4.67	3.52	3.55	4.49

Real Estate	4.30	10.09	7.62	2.15

Utilities	1.21	8.28	5.99	2.52

Basic Materials	0.00	4.02	3.19	1.58

Technology	0.00	9.26	13.66	37.72

Telecommunications	0.00	0.57	0.46	2.05

Short-Term Investments	1.16	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Appreciation Fund-Investor Class	-6.56	0.68	-0.72	6.28	5.62	9.74

Ariel Appreciation Fund-Institutional Class*	-6.46	1.00	-0.41	6.61	5.96	9.87

Russell Midcap Value Index	-3.40	11.98	3.65	8.49	7.60	10.78

Russell Midcap Index	-3.35	12.88	2.37	9.45	9.04	10.97

S&P 500 Index	4.28	24.56	10.01	15.04	12.86	10.51

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense Ratio (as of February 1, 2024)

Investor Class	1.13%

Institutional Class	0.82%

Top Ten Equity Holdings (% of net assets)

1	Northern Trust Corporation	4.75	6	Generac Holdings, Inc.	3.11

2	Goldman Sachs Group, Inc.	4.26	7	Charles River Laboratories International, Inc.	3.10

3	Core Laboratories, Inc.	3.44	8	Interpublic Group of Companies, Inc.	2.98

4	Mattel, Inc.	3.38	9	CarMax, Inc.	2.94

5	Labcorp Holdings, Inc.	3.12	10	Madison Square Garden Sports Corporation	2.76

*  The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

SLOW AND STEADY WINS THE RACE	7

Ariel Focus Fund

As of June 30, 2024

Charles K. Bobrinskoy Vice Chairman Head of Investment Group
	Average Annual Total Returns (%)
		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel Focus Fund	-3.37	8.54	0.27	6.97	5.56	5.95
	Russell 1000 Value Index	-2.17	13.06	5.52	9.00	8.23	7.83
	S&P 500 Index	4.28	24.56	10.01	15.04	12.86	10.50
	* The inception date for Ariel Focus Fund is 06/30/05.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, www.arielinvestments.com.

Dear Fellow Shareholder: In the second quarter, Ariel Focus Fund declined -3.37%—modestly trailing its primary benchmark, the Russell 1000 Value Index, which lost -2.17%, but substantially falling short of the tech driven S&P 500 Index, which rose +4.28%. Year to date through June 30, 2024, Ariel Focus Fund gained +3.83%, while the Russell 1000 Value Index earned +6.62% and the S&P 500 surged +15.29%.

The three holdings contributing most positively to the Fund’s performance were data software provider Oracle Corporation (ORCL), investment bank Goldman Sachs Group, Inc. (GS) and energy consulting firm Core Laboratories, Inc. (CLB). Our biggest detractors were home flooring manufacturer Mohawk Industries, Inc. (MHK), oil and gas exploration company APA Corporation (APA) and auto tool manufacturer Snap-On Incorporated (SNA).

At Ariel, we are bottom-up stock pickers, not macroeconomic prognosticators. We do not believe we, or anyone else, can consistently predict short-term changes in factors like GDP growth, unemployment or the value of the U.S. dollar. Yet, it’s clear that today’s investors are keenly focused on short-term economic trends, particularly inflation and interest rates. As a result, stocks have been—and are likely to continue to be—piloted by macro sentiment, at least in the near term.

A look back at financial history suggests the markets have been impacted by inflation and interest rates over three phases, with a fourth yet to occur.

Table 1: The Four Phases of Inflation and Interest Rates

Phases Trend	Comment	Asset Class Performance
Phase One: 1980-2020	Benign Inflation and Falling Interest Rates	For almost 40 years, money supply grew slowly, and inflation fell.	Bonds, real estate, LBOs, venture capital and growth stocks all outperformed. Commodities lagged.

Phase Two: 2021-2023	Return of Non-Transitory Inflation	Massive Fed easing and the surge in money supply sent inflation soaring. Interest rates rose quickly.	Bonds, real estate and cyclical stocks underperformed.

Phase Three: 2024-2025	Soft Landing	Market expects inflation to fall; Fed can cut rates without creating a recession.	Stocks and bonds perform well.

Phase Four: 2026-?	Chickens Come Home?	Massive federal deficits, trade wars and immigration crackdown lead to resurgent inflation.	Higher rates, pressure bonds, real estate and leveraged equities. Commodities and hard assets outperform.

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For approximately 40 years, stable money supply policy, manageable federal deficits, globalization and outsourcing, loose immigration enforcement and lower commodity prices produced falling inflation and declining interest rates. We call this Phase One: Benign Inflation and Falling Interest Rates (See Figure 1). From 2020 through 2023, the Return of Non-Transitory Inflation marked Phase Two. In 2024, we entered Phase Three: Soft Landing, in which easing inflation allowed the Fed to lower interest rates while avoiding a recession. Although many Fed watchers are intensely focused on when a rate cut will occur, we do not believe our performance will be meaningfully affected by whether it comes this Fall or early next year.

Figure 1: Inflation Tug of War 1980-2020 | Benign Inflation

In Phase Four, which we expect to begin in 2026, this tug of war should reverse, with all the forces keeping inflation at bay now exerting an upward pull. Fiscal deficits offer some insight. From 1980 through 2020, U.S. deficits generally ran at a level of several hundred billion dollars, which compared to today’s $22 trillion gross domestic product were manageable. There was even a four-year surplus at the end of the 1990s.

“Although many Fed watchers are intensely focused on when a rate cut will occur, we do not believe our performance will be meaningfully affected by whether it comes this Fall or early next year.”

Since Covid, our country’s deficits have exceeded a trillion dollars as a direct result of higher interest rates on higher federal debt, increased healthcare and social spending for an aging population and higher defense spending. These growing deficits will shift fiscal policy from deflationary to inflationary.

Until recently, globalization and outsourcing have also been significant disinflationary forces. Large companies shifted manufacturing to lower-wage countries to cut costs and subsequently passed some savings on to consumers. Today, pressures against outsourcing are growing, as support for free trade erodes, which means outsourcing is less likely to serve as a deflationary force.

Immigration is another factor in the inflation conversation. There is general agreement that new immigrants have provided a large source of lower-cost labor in industries such as food service, agriculture and hospitality. And yet, many immigration foes cite this willingness to “work for less” as a reason to oppose it. With more political opposition, immigration’s disinflationary impact on the overall economy will diminish.

Oil and Commodities

In 1981, the U.S. paid an average of $36.951 for a barrel of oil, much of which was imported from the Middle East. In May of 2020, the price of West Texas Intermediate had fallen below $30. The long-term drop in energy prices came primarily from the development of new production technologies such as horizontal drilling and fracking. Deregulation of gas prices during the Reagan Administration drove more investment in oil production. Better automobile fuel economy and a shift from home heating oil to natural gas also helped mitigate demand, further lowering prices. Oil and energy, once strong contributors to inflation, became a force for disinflation.

We anticipate a reversal of this commodity price trend as well. A combination of stricter environmental regulation and pressure on oil companies to generate stronger cash flows has resulted in lower global exploration. Meanwhile, developing countries such as India and China will need more commodities to support their economic growth. Accordingly, we expect commodity prices to be a source of inflationary pressure in Phase Four.

Finally, there is the historical impact of slow growth in the money supply, which we believe was the strongest factor moderating inflation in Phase One and which ended abruptly in 2020 with Covid. Figure 2 below shows between 1970 and 2020, there were no dramatic increases in the money supply, not even during the financial crisis of 2008. Monetary policy called for fixed and predictable increases. To jump-start a Covid-bound economy, between February of 2020 and February 2022, the Federal Reserve boosted the money supply by 40%, an unprecedented rate of increase for the U.S. This dramatic increase drove the non-transitory inflation in Phase 2. As Milton Friedman once noted, “Inflation is always and everywhere a monetary phenomenon.”

[1]  Jack L. Hervey, “The 1973 Oil Crisis: One Generation and Counting,” Chicago Fed Letter, No. 86, Federal Reserve Bank of Chicago, October 1994, https://www.chicagofed.org/publications/chicago-fed-letter/1994/october-86.

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Figure 2: Growth of the Money Supply | The End of Slow and Steady

The current outlook for money supply is not good. The recent increases in federal spending and trillion-dollar deficits will be the norm for the foreseeable future and will need to be financed. Historically, the U.S. Treasury has funded modest fiscal deficits by issuing Treasuries. Foreign governments, principally the Chinese and Japanese, have been major buyers of these bonds. If these foreign buyers can no longer absorb significantly higher new Treasury issuance, the Fed may be forced to “turn on the printing presses,” as so many deficit-running countries have done in the past. The odds are high of money supply increasing at a rate inconsistent with the goal of 2% inflation, which leaves us in a new inflation tug-of-war, with the inflationary forces overpowering the deflationary ones.

Figure 3: Future Phase 4 | Chickens Come Home?

In this future phase, hundred billion-dollar fiscal deficits have been replaced with trillion-dollar deficits. Protectionism and “onshoring” take the place of free trade, globalization and outsourcing. In our view, stricter border enforcement will push wages higher; and increased demand and decreased supply will move commodity prices up too. Most importantly, we believe the era of slow and steady money supply growth will be over.

As a result, we expect higher inflation and higher interest rates in 2026.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman

Head of Investment Group

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Performance Summary	Ariel Focus Fund

As of June 30, 2024

Charles K. Bobrinskoy

Portfolio Manager

Inception: June 30, 2005

Composition of Equity Holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Industrials	24.92	16.35	11.06

Financials	23.91	21.23	9.80

Consumer Discretionary	15.62	8.35	13.68

Energy	12.08	8.13	3.73

Health Care	6.75	13.33	11.21

Technology	6.46	8.44	37.72

Basic Materials	6.11	3.44	1.58

Consumer Staples	2.67	7.11	4.49

Real Estate	0.00	4.60	2.15

Telecommunications	0.00	3.73	2.05

Utilities	0.00	5.31	2.52

Short-Term Investments	1.47	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Focus Fund-Investor Class	-3.37	8.54	0.27	6.97	5.56	5.95

Ariel Focus Fund-Institutional Class*	-3.30	8.86	0.53	7.24	5.84	6.13

Russell 1000 Value Index	-2.17	13.06	5.52	9.00	8.23	7.83

S&P 500 Index	4.28	24.56	10.01	15.04	12.86	10.50

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.00%	1.16%

Institutional Class	0.75%	0.86%

Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25.

Top Ten Equity Holdings (% of net assets)

1	Goldman Sachs Group, Inc.	6.71	6	Mohawk Industries, Inc.	5.21

2	Oracle Corporation	6.46	7	Lockheed Martin Corporation	4.75

3	Snap-on, Inc.	5.75	8	APA Corporation	4.69

4	BOK Financial Corporation	5.51	9	Resideo Technologies, Inc.	4.55

5	Bank of America Corporation	5.34	10	PHINIA, Inc.	4.29

*  The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

SLOW AND STEADY WINS THE RACE	11

Ariel International Fund Ariel Global Fund

As of June 30, 2024

	Average Annual Total Returns (%)

Henry Mallari-D’Auria, CFA® Chief Investment Officer Global and Emerging Markets Equities		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel International Fund	-2.20	6.14	-0.15	3.41	2.28	4.64
	MSCI EAFE Net Index	-0.42	11.54	2.89	6.46	4.33	6.92
	MSCI ACWI ex-US Net Index	0.96	11.62	0.46	5.54	3.84	6.00
	MSCI EAFE Value Net Index	0.01	13.75	5.55	6.06	3.01	5.97
	MSCI ACWI ex-US Value Net Index	1.26	13.45	3.55	5.29	2.76	5.18
	* The inception date for Ariel International Fund is 12/30/11.

	Average Annual Total Returns (%)

		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

	Ariel Global Fund	-3.12	8.57	3.89	6.94	5.67	7.63

	MSCI ACWI Net Index	2.87	19.38	5.43	10.75	8.43	10.29

	MSCI ACWI Value Net Index	-0.59	13.92	4.79	7.02	5.39	7.80
	* The inception date for Ariel Global Fund is 12/30/11.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, www.arielinvestments.com.

Dear Fellow Shareholder: This quarter, the stock market rally continued, with an ever-shrinking group of massive tech companies powering the results. Meanwhile, stocks outside this exalted cohort dropped sharply when their earnings missed Wall Street’s expectations. Even some AI darlings declined, and there is more pressure on management teams touting new product roadmaps to explain how generative AI will spur revenue growth.

The fading of the AI hype machine shows investors are starting to focus on the details. Without the 10 largest stocks, the technology sector underperformed the market by over 500 basis points. These tech giants are currently trading at a 49% premium to the market, well above the historic average premium of 26%1. We are true believers in the long-term positive impact of AI but expect its benefits to accrue gradually to a broader set of companies, in direct contrast to the current focus on more immediate upside for fewer winners.

Ariel International Fund traded -2.20% lower in the period, trailing both its primary and secondary benchmark, the MSCI EAFE and MSCI ACWI ex-U.S. Indices, which returned -0.42% and +0.96% respectively. Ariel Global Fund fell -3.12% in the period, underperforming the +2.87% gain of its primary benchmark, the MSCI ACWI Index and the -0.59% return of its secondary benchmark, the MSCI ACWI Value Index.

Although we are disappointed with this quarter’s results, we are not discouraged. While we seek to insulate our portfolios in down markets, our potential upside has improved as a result of our intensified focus on companies with attractive valuations and solid business momentum.

[1] Bernstein Société Générale Group., “Technology Strategy: A powerful but narrow 1H rally for tech…what should investors do now?,” published and accessed on July 8, 2024.

12	SLOW AND STEADY WINS THE RACE

New Names Trail Before Gaining

It is not unusual for an investment idea to lag when initially added to a portfolio. Our recent enhancements have resulted in a higher percentage of new stocks being added than is typical. Several of these names pulled back in the second quarter after a strong start to the year. As long-term investors, we know to expect these periods and remain patient and confident in our stock selection.

“While we seek to insulate our portfolios in down markets, our potential upside has improved as a result of our intensified focus on companies with attractive valuations and solid business momentum.”

Companies benefitting from the buildout of AI, such as Taiwan Semiconductor Manufacturing Company, Ltd. (TSMC), a Taiwanese foundry business that manufactures all the AI semiconductors, and NetApp, Inc. (NTAP), a solutions provider enabling AI implementation, contributed positively to our returns during the quarter. We also added Teradata Corporation (TDC), a U.S.-based software company that provides cloud database and analytics-related software for AI. Intel Corporation (INTC), a newer name in our global portfolios, is another beneficiary. We initiated a position last year after shares fell to a level that we thought understated the near-term cyclical recovery of its application business and long-term improvement in the foundry business. The stock rallied sharply in the fourth quarter of 2023 but has retreated this year as the timing of the foundry recovery has been extended.

Within the automotive manufacturing sector, Stellantis (STLA) shares sagged due to overproduction during the second half of last year, which drove up U.S. inventory levels. We believe STLA’s strong European footprint and its industry leading profitability, operational excellence and strategic foresight will continue to enhance long-term shareholder value. Meanwhile, German-based automotive manufacturing company Daimler Truck Holding AG (DTG) also declined in the period. Despite DTG’s solid earnings, investor sentiment weakened following growing economic uncertainty in Europe. In our view, DTG is the highest quality original equipment truck manufacturer in the industry. We believe its efforts will result in higher margins throughout the cycle, improving profitability over the medium term and leading to a re-rating in shares.

In the healthcare sector, leading kidney dialysis provider DaVita, Inc. (DVA) posted gains. By contrast, the recently added CVS Health Corporation (CVS) suffered its biggest drop in 15 years as it missed expectations, delaying margin recovery on its Medicare Advantage (MA) business. In response, management underscored its focus on margins and enhancing its positioning in MA. CVS believes the program will remain an attractive business for Aetna and CVS Health over time and is constructing its bid for 2025 as a multi-year repricing opportunity across plan level benefits. Meanwhile, CVS continues to return capital to shareholders through dividends and an accelerated share buyback.

Our smaller U.S. mega-cap position relative to our benchmarks have cost us gains in the U.S. market, particularly with the absence of strong performers like Nvidia and Apple whose rich valuations elude us. However, our international holdings provide comparable geographic revenue exposure to the U.S.

The Metabolic Trade—Value with a Catalyst

As Main Street embraces the latest “miracle drug” for weight loss, glucagon-like peptide-1 (GLP-1) medications have become the latest Wall Street fad. GLP-1 drugs have been used to treat diabetes since 2005, with the FDA granting the first license to treat obesity in 2014. They have been used by a small population for several years but now have become a sensation, as the newest generation of GLP-1 products (i.e. Ozempic and Mounjaro) can lead to 15-25% weight loss on average—well above prior versions. These astonishing results are propelling demand for obesity drugs.

There is good reason for this. The global obesity crisis remains a significant challenge, with more than 650 million people estimated to be living with the disease worldwide. Recent studies such as the Novo Nordisk August 2023 SELECT trial have changed the narrative. The findings revealed patients taking GLP-1s showed a 20% reduction in cardiovascular events compared to those receiving the placebo—demonstrating the “incretin effect” of these medications that makes you feel fuller and eat less.

These studies sent companies with approved weight-loss drugs soaring in the third quarter of 2023, while secondary effect stocks, such as companies in the MedTech industry, saw a pullback. We believe the market overreacted in some cases by hyping these new products as the silver bullet to end obesity. Access to GLP-1s for weight-loss treatment remains expensive, insurance coverage is limited and not everyone with obesity can or wants to take them. In the U.S., four in ten (42%) Americans are obese. Yet, Medicare does not cover weight loss and commercial insurance companies are not incentivized to treat obesity, meaning that for now employers must choose to opt in.

SLOW AND STEADY WINS THE RACE	13

Investors have reacted differently when it comes to the impact of GLP-1s on kidney dialysis centers. Given that over 40% of new kidney disease is caused by diabetes, they worry dialysis use will decline. Even if there are high rates of both uptake and effectiveness for GLP-1s, we believe the overall impact on dialysis volume will be small in the near-to-medium term. Following an August 2023 study that demonstrated that GLP-1s can reduce chronic kidney disease, shares of two leading kidney dialysis companies—U.S. based DaVita, Inc. and Germany-based Fresenius Medical Care AG—fell over 25% from their highs. We purchased DaVita in October and re-purchased Fresenius in November 2023, based on our belief that the eventual impact of GLP-1s on chronic kidney disease will not be felt until the next decade.

DaVita has been a top contributor to our global performance this year as enrollment numbers rebounded. This quarter, we began to trim the name to increase our position in Fresenius, which has yet to show consistent positive volume growth post-Covid which may soon be reflected in its stock price. (See chart below.)

Dialysis Market Treatment Growth (adjusted)*

Looking Ahead

The stock market’s focus on short-term outcomes continues to over-rotate to the “here and now.” This approach magnifies attractive valuations for long-term investors that embrace Actively Patient® investing.

History demonstrates that software and solution providers will eventually capture the lion’s share of economic value when a technology advancement like AI occurs. The market is currently investing heavily in the front-end hardware backing these breakthroughs—as evidenced by the rise of trendy graphics processing units (GPUs) stocks like Nvidia. In the long term, however, we expect to see broader value captured by software companies. We believe the AI and AI-enabled companies in our portfolio are well positioned for this future.

More broadly, geopolitical and political uncertainties remain high. We continue to evaluate the potential drivers of economic and market fluctuations and focus on preparing for scenarios that could disrupt the current market narratives. Our emphasis remains on stocks that are reasonably priced with less earnings risk. We also believe companies with proven histories of stable revenues and earnings growth in varying economic environments will become increasingly important during any slowdown. The celebrity mega tech stocks may be vulnerable. When large-cap growth companies finally correct, we believe value stocks will shine.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Henry Mallari-D’Auria, CFA®

Chief Investment Officer

Global and Emerging Markets Equities

14	SLOW AND STEADY WINS THE RACE

Performance Summary	Ariel International Fund

As of June 30, 2024

Henry Mallari-D’Auria, CFA®	Micky Jagirdar	Vivian Lubrano
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel International Fund	MSCI EAFE Net Index	MSCI ACWI ex-US Net Index

Consumer Discretionary	23.97	11.46	11.11

Financials	21.86	19.99	21.68

Health Care	13.69	13.48	9.50

Information Technology	12.92	9.54	14.02

Industrials	9.94	16.90	13.71

Utilities	9.27	3.14	3.07

Consumer Staples	3.64	8.48	7.24

Energy	1.00	4.13	5.54

Communication Services	0.55	4.08	5.27

Real Estate	0.47	2.04	1.76

Funds	0.28	0.00	0.00

Materials	0.00	6.75	7.10

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

France	17.79	United Kingdom	5.14

Germany	15.06	Spain	4.78

Japan	12.32	Belgium	4.29

Italy	5.81	Denmark	4.02

Israel	5.43	South Korea	3.83

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel International Fund-Investor Class	-2.20	6.14	-0.15	3.41	2.28	4.64

Ariel International Fund-Institutional Class	-2.11	6.34	0.09	3.65	2.53	4.89

MSCI EAFE Net Index	-0.42	11.54	2.89	6.46	4.33	6.92

MSCI ACWI ex-US Net Index	0.96	11.62	0.46	5.54	3.84	6.00

MSCI EAFE Value Net Index	0.01	13.75	5.55	6.06	3.01	5.97

MSCI ACWI ex-US Value Net Index	1.26	13.45	3.55	5.29	2.76	5.18

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.14%	1.29%

Institutional Class	0.89%	0.93%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25. Net expense ratios do not correlate to the expense ratio caps due to the inclusion of acquired fund fees and certain expenses which are excluded from the cap.

Top Ten Companies (% of net assets)

1	Michelin (CGDE)	6.28	6	KBC Group NV	4.29

2	Check Point Software Technologies, Ltd.	5.43	7	BNP Paribas SA	4.23

3	Subaru Corporation	5.08	8	Danske Bank A/S	4.02

4	Sanofi	4.95	9	Endesa SA	3.78

5	Fresenius Medical Care AG	4.34	10	Siemens AG	3.34

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

SLOW AND STEADY WINS THE RACE	15

Performance Summary	Ariel Global Fund

As of June 30, 2024

Henry Mallari- D’Auria, CFA®	Micky Jagirdar	Vivian Lubrano
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Global Fund	MSCI ACWI Net Index

Information Technology	25.23	25.86

Financials	20.11	15.57

Consumer Discretionary	17.69	10.39

Health Care	16.66	10.89

Industrials	6.73	10.30

Communication Services	6.56	7.91

Utilities	3.70	2.49

Consumer Staples	0.50	6.20

Real Estate	0.46	2.04

Funds	0.44	0.00

Energy	0.00	4.37

Materials	0.00	3.98

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

United States	35.09	South Korea	4.32

France	10.97	China	3.78

Germany	9.01	Taiwan	3.59

Japan	6.33	Belgium	2.92

Israel	5.06	United Kingdom	2.81

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Global Fund-Investor Class	-3.12	8.57	3.89	6.94	5.67	7.63

Ariel Global Fund-Institutional Class	-3.06	8.79	4.14	7.20	5.93	7.90

MSCI ACWI Net Index	2.87	19.38	5.43	10.75	8.43	10.29

MSCI ACWI Value Net Index	-0.59	13.92	4.79	7.02	5.39	7.80

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.14%	1.36%

Institutional Class	0.89%	0.97%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25. Net expense ratios do not correlate to the expense ratio caps due to the inclusion of acquired fund fees and certain expenses which are excluded from the cap.

Top Ten Companies (% of net assets)

1	Microsoft Corporation	5.84	6	Sanofi	3.05

2	Check Point Software Technologies, Ltd.	5.84	7	Taiwan Semiconductor Manufacturing Company, Ltd.	2.99

3	Michelin (CGDE)	4.76	8	Fresenius Medical Care AG	2.99

4	Verizon Communications, Inc.	3.54	9	KBC Group NV	2.92

5	NetApp, Inc.	3.16	10	Capital One Financial Corporation	2.78

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

16	SLOW AND STEADY WINS THE RACE

Company Spotlight	ADT, Inc.

James P. Kenny, CFA® Senior Vice President Domestic Research

ADT, Inc. (NYSE: ADT) is the largest provider of automated residential security solutions in the United States. Founded over 140 years ago as a telegraph company, ADT pioneered the automated security monitoring industry. Today, the Boca Raton-based company’s strong brand and national presence has resulted in its leading market share, recurring revenue base and solid and sustainable cash flow that enables reinvestment and expansion. Although investors remain concerned about near-term issues, we believe ADT’s moat and expansion prospects have strengthened from recent partnerships and a renewed focus on its core business.

Competitors Become Partners

Despite consistently improving fundamentals, the market continues to overlook ADT. Detractors say that the company will lose market share to an influx of do-it-yourself competitors. Housing headwinds also have chilled investor interest. However, those with a deeper understanding and longer-term perspective are poised to do well. Our research indicates that once-formidable competitors have become valued partners. In 2020, Google took an equity stake in ADT and announced a co-branded smart home solution. In 2022, State Farm acquired an even larger equity position in order to leverage ADT’s sensing technology to reduce claim costs. Meanwhile, the pressure on the housing market has actually improved ADT’s client retention by reducing household mobility. Overall, growth has been resilient, EBITDA margins are expanding and free cash flow is expected to reach its highest level since the company r eturned to the public markets in 2018.

A More Secure Future

ADT continues to sharpen its focus on its crown jewel—the residential security business. In October 2023, the company completed the sale of its commercial business for $1.6 billion and used the proceeds to pay down debt. This past January, it exited its struggling solar business, which freed up capital to invest in customer acquisition, increase the dividend and repurchase shares. Now a purely residential security company, ADT is better positioned than ever to leverage its trusted brand and unmatched professional installation network. As a partner of choice for companies like Google and State Farm, ADT will benefit from growing consumer demand for smart home automation.

Armed and Ready

ADT’s highly recurring business model generates excellent free cash flow. Much like an insurance company, customers pay ADT for peace of mind. As a result, approximately 85% of the company’s revenues are constant, with most customers signing multi-year contracts. Even in today’s uncertain economic environment, cash flow generation has been robust, giving ADT the resources to invest in innovation, pay down debt and return capital to shareholders.

Control Panel Displays Optimism

ADT’s current stock price suggests investors are anchored to the past despite the accelerating and favorable trend of smart home adoption. We believe ADT is a market-leading brand with an attractive free cash flow profile and favorable outlook, which continue to improve through partnerships. As of June 30, 2024, shares traded at $7.60, a 41% discount to our private market value of $12.99.

SLOW AND STEADY WINS THE RACE	17

Company Spotlight	BAWAG Group AG

Barry Cohen Vice President Senior Research Analyst, Global Equities

BAWAG Group AG has emerged as a leading financial institution since its 2005 inception. As one of Austria’s largest banks, BAWAG serves a diverse customer base across Austria, Germany, Switzerland, the Netherlands, Western Europe as well as the United States. Operating under multiple brands, BAWAG is known for its simple, transparent and cost-effective financial products and services. The company has a strong presence in Austria’s retail and small and medium-sized enterprise (SME) markets as well as significant corporate, real estate and public sector segments in developed markets in Western Europe and the United States.

Core Market Dominance

BAWAG has strategically focused on growth in its core markets. The objective is to gainfully expand market share in Austria and capitalize on significant retail opportunities across the DACH/NL region, which encompasses Germany (D), Austria (A), Switzerland, (CH)/Netherlands (NL) and other developed markets. This focus has propelled the company to the forefront of industry profitability.

Customer-Centric Approach

BAWAG is committed to the customer experience. The bank has built a multi-channel and multi-brand franchise, leveraging technology to simplify processes, reduce complexity, enhance analytical capabilities and provide consumers with 24/7 access.

Organizational Excellence

BAWAG’s operational excellence is a key factor in its financial stability. This is reflected in its 2023 cost-income ratio of 31.8%—one of the best in the industry. BAWAG’s internal management approach supports process optimization and cost reduction. The company has also made meaningful investments in technology infrastructure, leading to improved efficiency and customer service. BAWAG’s transition to an advisory-focused bank further contributes to its strong financial position and robust returns. The company reported a Return on Tangible Common Equity (RoTCE)1 of 25.0% in 2023.

As of June 30, 2024, BAWAG shares traded at a forward P/E of 7.0x. In our view, the consensus earnings estimates for 2025 and 2026 do not fully capture the sustainable growth potential, best-in-class cost efficiency and sector-leading capital returns of the business. We believe recent acquisitions, including the Netherlands-based mortgage bank Knab, as well as the fact that BAWAG may be the leading contender to acquire Barclay’s German Consumer Finance business, position the company for future success. Management’s commitment to free cash flow generation and shareholder dividends further reinforces our optimistic outlook.

[1] Measures the rate of return on a company’s physical capital.

18	SLOW AND STEADY WINS THE RACE

Company Spotlight	Boyd Gaming Corporation

John P. Miller, CFA® Senior Vice President Portfolio Manager, Ariel Fund

Boyd Gaming Corporation (NYSE: BYD) is a 49-year-old casino entertainment company operating in 10 states, including Nevada. Its 28 properties encompass nearly 1.8 million square feet of casino space with 35,000 slot machines, 800 table games and 11,000 hotel rooms. Unlike most major casino operators, Boyd generates most of its revenues from local customers and gaming revenues, providing a more stable and predictable income stream than competitors who rely increasingly on tourism and hotel operations. The company also has an underappreciated equity stake in FanDuel Group, which boasts an enviable balance sheet and a steady cash earnings profile.

All Bets Were Off

Boyd’s stock has been under pressure due to ongoing concerns that a recession would put a dent in consumer discretionary spending, lower revenues and erode growing margins. When the pandemic forced a company-wide shut down, management turned crisis into opportunity by reducing inefficient spending and focusing on its most valuable customers. It also cast aside its volume-based promotions playbook. Subsequent to these changes, Boyd’s operating margins jumped 10% from pre-pandemic levels. While investors remain fearful of near-term macroeconomic difficulties, we believe this new and improved Boyd is fundamentally stronger and more resilient.

Ace in the Hole

In addition to its improved margins, Boyd is well-positioned for the future of omnichannel gaming. In August 2018, the company announced a strategic partnership with FanDuel

Group which includes a 5% equity stake. This relationship allows Boyd to partner in the online gaming boom with an industry leader. Moreover, Boyd’s loyal customer base can access a one-stop, multi-channel platform as gambling preferences evolve. From a financial perspective, Boyd’s current market capitalization underrepresents the FanDuel opportunity.

House Money

Boyd’s consistent focus on its balance sheet allows the company to stay agile regardless of external events. Financial discipline allowed the company to adeptly navigate the pandemic, remain cash positive and pay down debt in its aftermath. Now the company is once again leveraging its strong financial standing—this time by deploying its healthy operating cash flow to repurchase shares. Even in the face of a more challenging consumer spending environment, we expect Boyd to convert approximately 10% of its revenues into free cash flow this year.

Taking the Odds

While today’s macroeconomic uncertainty weighs on the industry, Boyd’s strength and stability are not fully appreciated by investors. The company provides an exclusive blend of physical and online gaming options tailored to a loyal local customer base. This strategic positioning, combined with improved margins, a solid balance sheet and steady cash generation, can drive intrinsic growth over the long term. As of June 30, 2024, shares traded at $55.10, a 36% discount to our steadily growing private market value of $86.29.

SLOW AND STEADY WINS THE RACE	19

Company Spotlight	CVS Health Corporation

Barney Rosen, MD Vice President Senior Research Analyst, Global Equities

CVS Health Corporation (NYSE: CVS) is one of the most vertically integrated healthcare service enterprises in the market with a commitment to innovation that has shaped the industry. Established in 1963, the company’s diverse portfolio encompasses everything from retail pharmacies to health insurance.

A Prescription for Success

CVS’s size and scale uniquely position the company to benefit from an ever-evolving healthcare landscape. Its comprehensive suite of services includes managed care, pharmacy benefit management, health delivery and retail pharmacies. These highly complementary segments create a series of natural entryways to help drive enterprise growth.

On the Mend and On the Rise

In 2023, CVS introduced its new pharmacy reimbursement framework, CVS CostVantage™ (retail pharmacy pricing model) and CVS Caremark TrueCost™ (pricing net cost of prescription drugs). These initiatives aim to align incentives and provide a more transparent and sustainable reimbursement approach. Along with the launch of the CVS Healthspire™ brand for the Health Services segment, the company can offer multi-payor capabilities, better align client service and drive greater lifetime member value. We expect these changes to increase CVS’s competitiveness in the future.

Injecting Innovation

Medicare Advantage (MA), a private alternative to Medicare, has been on an upward trajectory due to its supplemental benefits and spending limits. Despite economic pressures and increased healthcare utilization in 2023, MA continues to expand given the aging Medicare population. We believe CVS’s integrated healthcare strategy positions it to navigate these challenges. The company’s commitment to improving health outcomes and member value aligns with the evolving needs of the MA market and offers the potential to create a methodology for the future of healthcare services. We anticipate this active involvement in MA will meaningfully contribute to CVS’s future success.

As of June 30, 2024, CVS’s shares traded at 8.2x forward price-to-earnings (P/E). The company’s first-quarter results were weak due to spiking medical utilization and mispriced plans in MA, which deflated profits. As a result, the stock suffered its biggest drop in 15 years. Since then, management has underscored its focus on improving margins and enhancing its positioning in MA. CVS believes the program remains an attractive business for Aetna and CVS Health and will construct its bid for 2025 as a multi-year repricing opportunity across plan-level benefits. Meanwhile, CVS continues to return capital to shareholders through dividends and a recent accelerated share repurchase transaction. In our view, CVS’s clear vision for growth means it is well-positioned to navigate the challenges of today’s market.

20	SLOW AND STEADY WINS THE RACE

Company Spotlight	Middleby Corporation

James P. Kenny, CFA® Senior Vice President Domestic Research

Middleby Corporation (NASDAQ: MIDD) is a leading global manufacturer of food preparation equipment. The company is headquartered in our backyard, Elgin, Illinois. Since its founding in 1888 as a manufacturer of baking ovens, it has expanded both organically and via acquisitions across the commercial food service, food processing and residential kitchen markets. Today, its portfolio comprises over 120 leading brands, including TurboChef®, Taylor® and Viking®. Recently, with consumer spending strained by inflation, macroeconomic headwinds have pressured Middleby’s results. We believe these temporary issues provide an excellent opportunity for patient investors to benefit from the company’s unique positioning as the food service industry continues to embrace automation.

Prepping for the Future

Following a post-pandemic boom for culinary equipment, Middleby has faced growing challenges. At first, the company’s residential business suffered from excess inventory in outdoor grilling as consumer spending on expensive kitchen appliances waned. More recently, inflation has pressured the budgets of the company’s commercial and food processing customers. While investors sit on the sidelines, there is evidence the tide is turning. Recently, management reported channel inventories are normalizing, order activity is improving and the backlog is building—all of which suggest a return to growth in the second half of this year.

Things are Heating Up

Post pandemic, Middleby is poised to benefit from growing preferences for food delivery as well as critical labor shortages that heightened the need for efficiency. At the National Restaurant Association’s recent Kitchen Innovation

Awards, Middleby brands won eight awards, all aimed at maximizing customer profitability through labor efficiency and automation as well as the consistency of product and throughput. Longer term, the company’s Open Kitchen concept connects these innovative offerings under one Internet-of-Things-based solution to digitize and optimize kitchen performance.

Something’s Brewing

Middleby CEO Tim Fitzgerald has proven to be an adept capital allocator. The company has reinvested in advancements while also acquiring and scaling complementary brands and capabilities. In the past, its purchase of brands such as Follett and Imperial leveraged its strengths in sourcing and supply chain to dramatically improve its EBITDA margins. More recently, Middleby has been employing the same proven playbook to expand its ice and beverage platform to capitalize on growing trends around automated coffee, ice production and storage as well as brewing and distilling. And with free cash flow more than doubling last year, the company has had ample funds to repurchase shares at attractive prices.

A Long-Term View

Today’s valuation suggests investors are concerned with temporary factors rather than focusing on the future. We believe this is an excellent opportunity to own a food equipment leader with longstanding relationships, trusted brands, an attractive free cash flow profile and vastly underappreciated growth prospects tied to secular trends toward technological improvements and efficiency. As of June 30, 2024, shares traded at $122.61, a 37% discount to our private market value of $195.23.

SLOW AND STEADY WINS THE RACE	21

Company Spotlight	Taiwan Semiconductor Manufacturing Company

Dong Zheng, CFA® Vice President Research Analyst, Global Equities

Taiwan Semiconductor Manufacturing Company (NYSE: TSM) is a global leader in semiconductor technology. Founded in 1987, it is the world’s largest dedicated semiconductor foundry and plays a pivotal role in shaping the digital revolution. Its cutting-edge fabrication processes produce advanced chips for everything from smartphones and laptops to automotive electronics and artificial intelligence (AI) applications. By consistently pushing the boundaries in chip manufacturing, Taiwan Semiconductor earns over $69 billion in annual revenues.

Let the Chips Fall Where They May

AI has transitioned from a science fiction plotline to a crucial part of our everyday lives. From voice assistants to self-driving cars, AI’s influence is pervasive and has increased demand for specialized hardware, particularly high-performance chips. AI algorithms, particularly those used in deep neural networks, demand substantial computational power to process large amounts of data, which in turn require efficient chips capable of complex matrix operations. Edge devices—such as smartphones, wearables and Internet-of-Things sensors—are increasingly incorporating AI for real-time inference tasks. Consequently, the semiconductor industry is experiencing an unprecedented demand for advanced silicon chips, and Taiwan Semiconductor has a near-monopoly in the space.

Unrivaled Leadership in the Foundry Industry

Taiwan Semiconductor is widely recognized in the investment community as the leader in the foundry industry,

with significant and durable competitive advantages. One of its key strengths is its manufacturing prowess. The company operates state-of-the-art fabrication facilities equipped with cutting-edge technologies. The precision of its chip fabrication, down to the nanometer scale, underscores the company’s commitment to quality. Taiwan Semiconductor’s advanced nodes (5nm and 3nm) allow it to produce faster, more power-efficient devices at the frontiers of chip manufacturing, keeping it at the forefront of the ongoing digital revolution.

Client-Oriented Excellence

Taiwan Semiconductor’s leadership role means it sets innovation and collaboration standards. Its unique client-oriented focus and unparalleled customer service form the cornerstone of the company’s competitive advantage with clients such as Apple, NVIDIA and Qualcomm. Taiwan Semiconductor’s “open innovation” approach fosters an ecosystem where ideas flow freely, leading to breakthroughs like AI, 5G and autonomous vehicles.

As a key enabler of AI, Taiwan Semiconductor reflects strong market confidence with a forward price-to-earnings (P/E) of 27x as of June 30, 2024—well below the peer average of 37.4x from the likes of NVIDIA Corporation, Advanced Micro Devices, Inc. and Broadcom Inc. With global demand for semiconductors surging, the company’s growth trajectory remains promising. Whether it is powering the next smartphone or enabling breakthroughs in AI, we believe Taiwan Semiconductor is well-positioned to benefit from continued AI investments and growth.

22	SLOW AND STEADY WINS THE RACE

June 30, 2024 (Unaudited)

Ariel Fund

Number of Shares	Common Stocks—99.31%	Value ($)
	Consumer Discretionary—38.71%
1,975,621	Adtalem Global Education, Inc.(a)(b)	134,757,108
699,277	Royal Caribbean Cruises, Ltd.(a)	111,485,732
8,891,670	Paramount Global	92,384,451
2,677,068	Madison Square Garden Entertainment Corporation(a)	91,636,038
2,331,910	Sphere Entertainment Company(a)	81,756,765
1,409,333	Boyd Gaming Corporation	77,654,248
17,164,906	Leslie’s, Inc.(a)(b)	71,920,956
4,415,523	Mattel, Inc.(a)	71,796,404
2,454,623	Interpublic Group of Companies, Inc.	71,404,983
2,070,821	Gentex Corporation	69,807,376
306,553	Madison Square Garden Sports Corporation(a)	57,671,816
3,130,262	Manchester United plc(a)	50,522,429
		982,798,306
	Consumer Staples—2.75%
640,553	J.M. Smucker Company	69,845,899
	Energy—2.80%
3,505,349	Core Laboratories, Inc.(b)	71,123,531
	Financials—20.50%
1,142,291	Northern Trust Corporation	95,929,598
589,511	Affiliated Managers Group, Inc.	92,099,304
2,114,559	Carlyle Group, Inc.	84,899,544
2,176,682	Lazard, Inc.	83,105,719
988,532	First American Financial Corporation	53,331,301
504,588	BOK Financial Corporation	46,240,444
1,323,438	Janus Henderson Group plc	44,613,095
2,070,647	GCM Grosvenor, Inc.	20,209,515
		520,428,520
	Health Care—8.15%
1,140,938	Prestige Consumer Healthcare, Inc.(a)	78,553,581
4,418,861	Envista Holdings Corporation(a)	73,485,659
266,140	Charles River Laboratories International, Inc.(a)	54,979,201
		207,018,441
	Industrials—20.92%
858,735	Mohawk Industries, Inc.(a)	97,543,709
11,893,381	ADT, Inc.	90,389,696
557,191	Generac Holdings, Inc.(a)	73,671,794
202,915	Zebra Technologies Corporation(a)	62,686,531
1,815,278	Axalta Coating Systems, Ltd.(a)	62,028,049
2,334,730	Kennametal, Inc.	54,959,544
2,499,746	Resideo Technologies, Inc.(a)	48,895,032
611,950	Masco Corporation	40,798,707
		530,973,062
	Real Estate—3.78%
467,762	Jones Lang LaSalle, Inc.(a)	96,022,183
	Utilities—1.70%
740,649	Stericycle, Inc.(a)	43,053,926
	Total Common Stocks (Cost $1,907,694,695)	2,521,263,868

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	23

June 30, 2024 (Unaudited)

Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.61%	Value ($)
15,310,875	Northern Institutional Treasury Portfolio, 5.15%(c)	15,310,875
	Total Short-Term Investments (Cost $15,310,875)	15,310,875

	Total Investments—99.92% (Cost $1,923,005,570)	2,536,574,743
	Other Assets less Liabilities—0.08%	2,148,322
	Net Assets—100.00%	2,538,723,065

Ariel Appreciation Fund

Number of Shares	Common Stocks—98.85%	Value ($)
	Consumer Discretionary—25.29%
1,999,421	Mattel, Inc.(a)	32,510,585
985,594	Interpublic Group of Companies, Inc.	28,670,929
386,415	CarMax, Inc.(a)	28,339,676
141,296	Madison Square Garden Sports Corporation(a)	26,582,016
1,490,306	Knowles Corporation(a)	25,722,682
581,949	Gentex Corporation	19,617,501
530,740	Madison Square Garden Entertainment Corporation(a)	18,167,230
983,543	Manchester United plc(a)	15,874,384
448,560	BorgWarner, Inc.	14,461,574
80,253	Vail Resorts, Inc.	14,455,973
335,861	Sphere Entertainment Company(a)	11,775,287
711,339	Paramount Global	7,390,812
		243,568,649
	Consumer Staples—4.67%
162,054	J.M. Smucker Company	17,670,368
1,155,575	Walgreens Boots Alliance, Inc.	13,976,680
261,441	Molson Coors Brewing Company	13,289,046
		44,936,094
	Energy—5.89%
1,634,510	Core Laboratories, Inc.	33,164,208
1,241,184	NOV, Inc.	23,594,908
		56,759,116
	Financials—25.46%
544,986	Northern Trust Corporation	45,767,924
90,682	Goldman Sachs Group, Inc.	41,017,282
287,692	Aflac, Inc.	25,693,773
671,161	Lazard, Inc.	25,624,927
611,634	Carlyle Group, Inc.	24,557,105
321,273	The Charles Schwab Corporation	23,674,607
380,408	First American Financial Corporation	20,523,012
220,324	BOK Financial Corporation	20,190,491
172,098	KKR & Company, Inc.	18,111,594
		245,160,715
	Health Care—11.29%
147,725	Labcorp Holdings, Inc.	30,063,515
144,321	Charles River Laboratories International, Inc.(a)	29,813,832
164,532	Zimmer Biomet Holdings, Inc.	17,856,658
1,013,819	Envista Holdings Corporation(a)	16,859,810
51,713	Bio-Rad Laboratories, Inc.(a)	14,123,338
		108,717,153

See Notes to Schedules of Investments.

24	SLOW AND STEADY WINS THE RACE

June 30, 2024 (Unaudited)

Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—98.85%	Value ($)
	Industrials—20.74%
226,843	Generac Holdings, Inc.(a)	29,993,181
1,055,002	Kennametal, Inc.	24,834,747
307,193	Stanley Black & Decker, Inc.	24,541,649
707,436	Axalta Coating Systems, Ltd.(a)	24,173,088
2,579,378	ADT, Inc.	19,603,273
139,467	Keysight Technologies, Inc.(a)	19,072,112
70,674	Littelfuse, Inc.	18,063,568
196,365	nVent Electric plc	15,043,523
757,709	Resideo Technologies, Inc.(a)	14,820,788
78,448	The Middleby Corporation(a)	9,618,509
		199,764,438
	Real Estate—4.30%
102,549	Jones Lang LaSalle, Inc.(a)	21,051,259
228,814	CBRE Group, Inc., Class A(a)	20,389,616
		41,440,875
	Utilities—1.21%
199,964	Stericycle, Inc.(a)	11,623,907
	Total Common Stocks (Cost $702,022,994)	951,970,947

Number of Shares	Short-Term Investments—1.16%	Value ($)
11,123,352	Northern Institutional Treasury Portfolio, 5.15%(c)	11,123,352
	Total Short-Term Investments (Cost $11,123,352)	11,123,352

	Total Investments—100.01% (Cost $713,146,346)	963,094,299
	Other Assets less Liabilities—(0.01)%	(71,552)
	Net Assets—100.00%	963,022,747

Ariel Focus Fund

Number of Shares	Common Stocks—98.52%	Value ($)
	Basic Materials—6.11%
123,024	Barrick Gold Corporation	2,052,040
66,915	Mosaic Company	1,933,843
		3,985,883
	Consumer Discretionary—15.62%
71,126	PHINIA, Inc.	2,799,519
36,441	Boyd Gaming Corporation	2,007,899
10,347	Madison Square Garden Sports Corporation(a)	1,946,581
57,023	BorgWarner, Inc.	1,838,422
46,584	Madison Square Garden Entertainment Corporation(a)	1,594,570
		10,186,991
	Consumer Staples—2.67%
15,938	J.M. Smucker Company	1,737,880
	Energy—12.08%
103,849	APA Corporation	3,057,315
15,745	Chevron Corporation	2,462,833
116,131	Core Laboratories, Inc.	2,356,298
		7,876,446

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	25

June 30, 2024 (Unaudited)

Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—98.52%	Value ($)
	Financials—23.91%
9,672	Goldman Sachs Group, Inc.	4,374,839
39,232	BOK Financial Corporation	3,595,220
87,560	Bank of America Corporation	3,482,261
22,193	Northern Trust Corporation	1,863,768
29,110	First American Financial Corporation	1,570,485
4,484	Affiliated Managers Group, Inc.	700,535
		15,587,108
	Health Care—6.75%
9,536	Labcorp Holdings, Inc.	1,940,671
11,936	Johnson & Johnson	1,744,566
39,374	ZimVie, Inc.(a)	718,575
		4,403,812
	Industrials—24.92%
14,351	Snap-on, Inc.	3,751,208
29,913	Mohawk Industries, Inc.(a)	3,397,818
6,630	Lockheed Martin Corporation	3,096,873
151,568	Resideo Technologies, Inc.(a)	2,964,670
170,453	Western Union Company	2,082,936
7,207	Generac Holdings, Inc.(a)	952,910
		16,246,415
	Technology—6.46%
29,846	Oracle Corporation	4,214,255
	Total Common Stocks (Cost $49,935,805)	64,238,790

Number of Shares	Short-Term Investments—1.47%	Value ($)
957,996	Northern Institutional Treasury Portfolio, 5.15%(c)	957,996
	Total Short-Term Investments (Cost $957,996)	957,996

	Total Investments—99.99% (Cost $50,893,801)	65,196,786
	Other Assets less Liabilities—0.01%	3,767
	Net Assets—100.00%	65,200,553

Ariel International Fund

Number of Shares	Common Stocks—97.31%	Value ($)
	Austria—2.37%
102,062	BAWAG Group AG(a)	6,459,825
	Belgium—4.29%
165,401	KBC Group NV	11,673,276
	China—1.73%
243,600	JD.com, Inc.	3,222,400
17,292	Baidu, Inc. ADR(a)	1,495,412
		4,717,812
	Denmark—4.02%
367,412	Danske Bank A/S	10,947,600
	Finland—1.10%
784,121	Nokia Corporation	2,988,266
	France—17.79%
442,177	Michelin (CGDE)	17,099,871
139,841	Sanofi	13,469,659
180,598	BNP Paribas SA	11,513,782

See Notes to Schedules of Investments.

26	SLOW AND STEADY WINS THE RACE

June 30, 2024 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—97.31%	Value ($)
	France—17.79% (continued)
124,450	AXA SA	4,074,361
9,269	Thales SA	1,484,032
3,681	Safran SA	778,184
		48,419,889
	Germany—15.06%
308,698	Fresenius Medical Care AG	11,822,261
48,930	Siemens AG	9,103,203
228,167	Daimler Truck Holding AG	9,082,692
187,954	Infineon Technologies AG	6,905,231
16,766	Deutsche Boerse AG	3,431,305
1,290	Muenchener Rueckver AG	645,172
		40,989,864
	Hong Kong—2.71%
911,000	CLP Holdings, Ltd.	7,361,216
	Hungary—1.26%
121,088	Wizz Air Holdings plc(a)	3,422,586
	Israel—5.43%
89,543	Check Point Software Technologies, Ltd.(a)	14,774,595
	Italy—5.81%
415,367	Stellantis NV	8,216,145
1,065,404	Snam SpA	4,713,448
583,685	Italgas SpA	2,876,698
		15,806,291
	Japan—12.32%
652,200	Subaru Corporation	13,823,121
219,500	Bridgestone Corporation	8,625,017
406,100	Bandai Namco Holdings, Inc.	7,925,626
53,700	Secom Company, Ltd.	3,169,799
		33,543,563
	Netherlands—2.54%
234,162	Koninklijke Ahold Delhaize NV	6,918,904
	Singapore—0.43%
112,800	Venture Corporation, Ltd.	1,182,903
	South Korea—3.83%
94,943	KB Financial Group, Inc.	5,414,475
84,520	Samsung Electronics Company, Ltd.	5,004,272
		10,418,747
	Spain—4.78%
547,589	Endesa SA	10,283,233
200,717	Tecnicas Reunidas SA(a)	2,714,918
		12,998,151
	Switzerland—1.21%
11,845	Roche Holding AG	3,289,362
	Taiwan—1.59%
24,853	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	4,319,700
	United Arab Emirates—0.47%
576,713	Emaar Properties PJSC	1,287,516
	United Kingdom—5.14%
448,262	GSK plc	8,666,882
2,101,021	Direct Line Insurance Group plc	5,333,049
		13,999,931

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	27

June 30, 2024 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—97.31%	Value ($)
	United States—3.43%
89,991	Aptiv plc(a)	6,337,166
29,542	Philip Morris International, Inc.	2,993,491
		9,330,657
	Total Common Stocks (Cost $230,487,635)	264,850,654

Number of Shares	Investment Companies—0.28%	Value ($)
15,164	Vanguard FTSE Developed Markets ETF	749,405
	Total Investment Companies (Cost $749,396)	749,405

	Total Investments—97.59% (Cost $231,237,031)	265,600,059
	Foreign Currency, Other Assets less Liabilities—2.41%	6,567,731
	Net Assets—100.00%	272,167,790

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Appreciation
08/29/2024	UBS	Australian Dollar	25,219,796	United States Dollar	16,803,799	$48,246
08/29/2024	UBS	Swiss Franc	3,483,306	Euro	3,609,460	29,246
08/29/2024	UBS	United States Dollar	1,945,526	Chinese Offshore Yuan	14,043,841	13,082
Subtotal UBS						90,574
08/29/2024	JPMorgan	United States Dollar	25,140,239	Euro	23,017,061	416,209
Subtotal JPMorgan						416,209
Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$506,783

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Depreciation
08/29/2024	UBS	Japanese Yen	376,148,036	United States Dollar	2,439,241	$(78,926)
08/29/2024	UBS	Swedish Krona	12,062,253	Euro	1,063,802	(1,032)
Subtotal UBS						(79,958)
08/29/2024	JPMorgan	Japanese Yen	4,026,362	Chinese Offshore Yuan	188,645	(692)
08/29/2024	JPMorgan	Japanese Yen	1,885,788,626	United States Dollar	12,235,986	(402,733)
Subtotal JPMorgan						(403,425)
Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(483,383)
Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$23,400

See Notes to Schedules of Investments.

28	SLOW AND STEADY WINS THE RACE

June 30, 2024 (Unaudited)

Ariel Global Fund

Number of Shares	Common Stocks—97.64%	Value ($)
	Austria—1.07%
9,254	BAWAG Group AG(a)	585,715
	Belgium—2.92%
22,701	KBC Group NV	1,602,137
	Brazil—0.79%
26,791	Telefonica Brasil SA	217,296
36,374	BB Seguridade Participacoes SA	214,271
		431,567
	China—3.78%
16,661	Baidu, Inc. ADR(a)	1,440,843
47,600	JD.com, Inc.	629,664
		2,070,507
	Denmark—1.70%
31,212	Danske Bank A/S	930,009
	France—10.97%
67,407	Michelin (CGDE)	2,606,764
17,356	Sanofi	1,671,752
19,350	BNP Paribas SA	1,233,633
15,249	AXA SA	499,236
		6,011,385
	Germany—9.01%
42,720	Fresenius Medical Care AG	1,636,055
5,870	Siemens AG	1,092,087
27,333	Daimler Truck Holding AG	1,088,050
22,109	Infineon Technologies AG	812,261
1,515	Deutsche Boerse AG	310,058
		4,938,511
	Hong Kong—1.30%
88,500	CLP Holdings, Ltd.	715,113
	Hungary—1.27%
24,550	Wizz Air Holdings plc(a)	693,913
	Israel—5.06%
16,811	Check Point Software Technologies, Ltd.(a)	2,773,815
	Italy—1.93%
47,915	Stellantis NV	947,780
22,840	Italgas SpA	112,567
		1,060,347
	Japan—6.33%
63,900	Subaru Corporation	1,354,335
29,900	Bridgestone Corporation	1,174,888
48,100	Bandai Namco Holdings, Inc.	938,741
		3,467,964
	Netherlands—0.50%
9,353	Koninklijke Ahold Delhaize NV	276,358
	Peru—1.07%
3,642	Credicorp, Ltd.	587,564
	South Korea—4.32%
24,654	Samsung Electronics Company, Ltd.	1,459,717
15,966	KB Financial Group, Inc.	910,520
		2,370,237
	Spain—2.19%
63,819	Endesa SA	1,198,464

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	29

June 30, 2024 (Unaudited)

Ariel Global Fund (Continued)

Number of Shares	Common Stocks—97.64%	Value ($)
	Switzerland—1.48%
2,920	Roche Holding AG	810,885
	Taiwan—3.59%
55,000	Taiwan Semiconductor Manufacturing Company, Ltd.	1,637,717
46,000	Catcher Technology Company, Ltd.	328,961
		1,966,678
	United Arab Emirates—0.46%
113,061	Emaar Properties PJSC	252,409
	United Kingdom—2.81%
63,329	GSK plc	1,224,429
124,812	Direct Line Insurance Group plc	316,812
		1,541,241
	United States—35.09%
7,161	Microsoft Corporation	3,200,609
47,033	Verizon Communications, Inc.	1,939,641
13,466	NetApp, Inc.	1,734,421
11,020	Capital One Financial Corporation	1,525,719
9,547	DaVita, Inc.(a)	1,322,928
30,492	Truist Financial Corporation	1,184,614
36,047	Intel Corporation	1,116,376
18,169	CVS Health Corporation	1,073,061
5,994	Allstate Corporation	957,002
80,348	CNH Industrial NV	813,925
22,087	Teradata Corporation(a)	763,327
10,758	Aptiv plc(a)	757,578
17,471	Bristol-Myers Squibb Company	725,571
9,724	Gilead Sciences, Inc.	667,164
4,631	D.R. Horton, Inc.	652,647
4,231	Lennar Corporation	634,100
4,090	U.S. Bancorp	162,373
		19,231,056
	Total Common Stocks (Cost $44,245,647)	53,515,875

Number of Shares	Investment Companies—0.44%	Value ($)
2,113	Vanguard Total World Stock Index Fund ETF	237,987
	Total Investment Companies (Cost $237,981)	237,987

	Total Investments—98.08% (Cost $44,483,628)	53,753,862
	Foreign Currency, Other Assets less Liabilities—1.92%	1,053,793
	Net Assets—100.00%	54,807,655

See Notes to Schedules of Investments.

30	SLOW AND STEADY WINS THE RACE

June 30, 2024 (Unaudited)

Ariel Global Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Appreciation
08/29/2024	UBS	United States Dollar	675,739	Chinese Offshore Yuan	4,877,847	$4,544
Subtotal UBS						4,544
08/29/2024	JPMorgan	United States Dollar	9,716,711	Euro	8,896,102	160,865
08/29/2024	JPMorgan	United States Dollar	904,419	Japanese Yen	139,387,396	29,768
Subtotal JPMorgan						190,633
Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$195,177
Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$195,177

ADR American Depositary Receipt

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of June 30, 2024.

See Notes to Schedules of Investments.

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June 30, 2024 (Unaudited)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2024.

Securities valuation—Investments for which market quotations are readily available are valued at the closing price on the national securities exchange or market on which such investments are primarily traded and, in the case of securities reported on the Nasdaq system, at the Nasdaq Official Closing Price. The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. If a closing price is not reported on the national securities exchange or market on which such investments are primarily traded, an investment shall be valued using: (i) the closing price on another exchange on which the investment traded (if such price is made available by the Fund’s pricing agent) or (ii) investments for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices. Securities and assets for which market quotations are not readily available for any security, a fair value of such security will be determined in good faith by the Adviser, as the Board’s Valuation Designee, under procedures adopted and periodically reviewed by the Board and monitored by the Adviser’s Valuation Committee. Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. Such prices are provided by approved pricing vendors or other independent pricing sources.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32	SLOW AND STEADY WINS THE RACE

June 30, 2024 (Unaudited)

The following tables summarize the inputs used as of June 30, 2024 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,536,574,743	$963,094,299	$65,196,786

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,536,574,743	$963,094,299	$65,196,786

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$1,495,412	$—	$—	$1,495,412

Consumer Discretionary	65,249,346	—	—	65,249,346

Consumer Staples	9,912,395	—	—	9,912,395

Energy	2,714,918	—	—	2,714,918

Exchange Traded Funds	1,287,516	—	—	1,287,516

Financials	59,492,845	—	—	59,492,845

Health Care	37,248,164	—	—	37,248,164

Industrials	27,040,496	—	—	27,040,496

Information Technology	35,174,967	—	—	35,174,967

Utilities	25,234,595	—	—	25,234,595

Total Common Stocks	$264,850,654	$—	$—	$264,850,654

Investment Companies	749,405	—	—	749,405

Total Investments	$265,600,059	$—	$—	$265,600,059

Other Financial Instruments

Forward Currency Contracts^	$—	$23,400	$—	$23,400

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$3,597,780	$—	$—	$3,597,780

Consumer Discretionary	9,696,497	—	—	9,696,497

Consumer Staples	276,358	—	—	276,358

Exchange Traded Funds	252,409	—	—	252,409

Financials	11,019,663	—	—	11,019,663

Health Care	9,131,845	—	—	9,131,845

Industrials	3,687,975	—	—	3,687,975

Information Technology	13,827,204	—	—	13,827,204

Utilities	2,026,144	—	—	2,026,144

Total Common Stocks	$53,515,875	$—	$—	$53,515,875

Investment Companies	237,987	—	—	237,987

Total Investments	$53,753,862	$—	$—	$53,753,862

Other Financial Instruments

Forward Currency Contracts^	$—	$195,177	$—	$195,177

* As of June 30, 2024, the Level 2 investments held were forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

SLOW AND STEADY WINS THE RACE	33

June 30, 2024 (Unaudited)

Forward currency contracts—Ariel International Fund and Ariel Global Fund use forward currency contracts in a strategy designed to reduce tracking error versus their respective benchmarks. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2024 in securities of a company deemed to be an affiliated company of the Funds as of June 30, 2024:

Security name	Shares Held June 30, 2024	Market Value September 30, 2023	Purchases	Sales	Net realized gain (loss)	Change in unrealized gain (loss)	Market Value June 30, 2024	Dividend Income

Ariel Fund

Common Stocks - 10.94%

Consumer Discretionary - 8.14%

Adtalem Global Education, Inc.(a)	1,975,621	$93,783,010	$14,454,768	$30,170,090	$11,567,932	$45,121,488	$134,757,108	$—

Leslie’s, Inc.(a)	17,164,906	64,894,736	42,663,173	28,347,040	(24,875,108)	17,585,195	71,920,956	—

		$158,677,746	$57,117,941	$58,517,130	$(13,307,176)	$62,706,683	$206,678,064	$—

Energy - 2.80%

Core Laboratories, Inc.	3,505,349	70,305,482	8,800,658	—	—	(7,982,609)	71,123,531	93,617

Total Common Stocks		$228,983,228	$65,918,599	$58,517,130	$(13,307,176)	$54,724,074	$277,801,595	$93,617

(a)	Non-income producing.

34	SLOW AND STEADY WINS THE RACE

Important Disclosures

Risks of Investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific Stocks Held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please Read the Funds’ Prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

SLOW AND STEADY WINS THE RACE	35

Information about the Funds’ Indexes and the GICS Sector Classification Standards

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

36	SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly.
The paper used along with the packaging are all recyclable.

SLOW AND STEADY WINS THE RACE

Ariel Investment Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

- arielinvestments.com
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- x.com/arielinvests

What's Inside

SUCCESSION? While Co-CEOs John W. Rogers, Jr. and Mellody Hobson are encouraged by our recent portfolio gains, Ariel never wants to overemphasize short-term results. Whether or not a sustainable shift is in fact underway, they strongly believe the underlying fundamentals are hard to ignore and value will eventually be realized in good businesses.

PORTFOLIO COMPANY SPOTLIGHTS Views from our investment team on ADT, Inc., BAWAG Group AG, Boyd Gaming Corporation, CVS Health Corporation, Middleby Corporation, and Taiwan Semiconductor Manufacturing Company.

TPI (4,000) ©8/24 AI–02